August 3, 2021 Second Quarter 2021 Supplemental Information Exhibit 99.2

Forward-Looking Statements and Other Disclosures The information contained in this earnings presentation contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of the investments of TPG RE Finance Trust, Inc. (the “Company” or “TRTX”); the ultimate geographic spread, severity and duration of pandemics such as the novel coronavirus (“COVID-19”), actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company's financial condition and results of operations; the Company's ability to originate loans that are in the pipeline and under evaluation by the Company; financing needs and arrangements; and the risks, uncertainties and factors set forth under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as such risk factors may be updated from time to time in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. Forward‐looking statements are generally identifiable by use of forward‐looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward‐looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward‐looking information. Statements, among others, relating to the continuing impact of COVID-19 on the Company’s business, financial condition and results of operations and the Company’s ability to generate future growth and deliver returns are forward-looking statements, and the Company cannot assure you that TRTX will achieve such results. The ability of TRTX to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although the Company believes that such forward‐looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward‐looking statements. You are cautioned not to place undue reliance on these forward‐looking statements, which reflect the Company’s views only as of the date of this earnings presentation. Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward‐looking statements appearing in this earnings presentation. The Company does not undertake any obligation to update any forward-looking statements contained in this earnings presentation as a result of new information, future events or otherwise. Past performance is not indicative nor a guarantee of future returns. Yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors. TPG RE Finance Trust, Inc.| 2Q2021

2Q 2021 Highlights Earnings Loan Portfolio Liquidity & Capitalization 1. Calculated on Net Income (Loss) Attributable to Common Stockholders; please refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 2. Please refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings 3. In connection with adoption on January 1, 2020 of Accounting Standards Update 2016-13, Financial Instruments – Credit Losses (“ASU 2016-13”, or “CECL”) 4. Includes one non-consolidated senior interest of $132.0 million 5. See Appendix for a description of the Company’s Loan Risk Rating scale and definitions, including LTV and Life Science $393.0M of available liquidity, including $224.7M of cash-on-hand available for investment and other corporate purposes, and $53.8M of CLO reinvestment capacity Fully utilized the $308.9 million FL4 ramp feature generated upon closing of $1.25 billion TRTX 2021-FL4 on March 31, 2021 On June 14, 2021, the Company issued $201.3 million of 6.25% Series C Cumulative Redeemable Preferred Stock, generating net proceeds of $194.4 million after deducting the underwriting discount and commissions of $6.3 million and issuance costs of $0.6 million On June 16, 2021, the Company redeemed all 9 million outstanding shares of the $225.0 million 11% Series B Cumulative Redeemable Preferred Stock at an aggregate redemption price of approximately $247.5 million 81.9% of loan portfolio financing is non-mark-to-market at June 30, 20214 Total loan commitments: $5.3 billion Total loan UPB: $4.8 billion Weighted average coupon: 4.67% Weighted average LTV5: 66.7% Weighted average risk rating5: 3.1 Weighted average LIBOR floor: 1.44% Current Expected Credit Loss (CECL)3: 2Q Credit Loss Benefit of $3.5 million; reserve at June 30, 2021 was $55.3 million, or 104 basis points of total loan commitments, compared to 118 basis points at March 31, 2021 Operating Performance 2Q21 1Q21 Net Income (Loss) $32.4M $32.0M Basic Earnings per Share1 ($0.27) $0.32 Diluted Earnings per Share1 ($0.27) $0.30 Distributable Earnings per Basic Share2 $0.28 $0.28 Distributable Earnings per Diluted Share2 $0.27 $0.27 Dividend on Common Shares $15.5M / $0.20 per share $15.5M / $0.20 per share Series B Preferred Dividend $6.2M $6.1M Book Value per Share $16.03 $16.61 Closed nine first mortgage loans during the quarter with total commitments of $752.5 million and initial fundings of $597.0 million 45% multifamily, 44% office (life science-related5), and 5% mixed use Received full repayments related to four loans totaling $330.7 million Sold one performing hotel loan with an unpaid principal balance of $60.7 million for $59.5 million, a $0.98 dollar price of par value; the loss on sale of $1.6 million does not include the beneficial impact to our general CECL reserve resulting from the sale of this loan, which exceeded the loss on sale TPG RE Finance Trust, Inc.| 2Q2021

1. See Appendix for definitions including LTV Note: Totals may not sum due to rounding Loan Investment Portfolio1 ($ in millions) As of June 30, 2021 As of March 31, 2021 QoQ Change Total Loan Commitments $5,318.3 $4,983.7 6.7% Loan Repayments and Sales $394.7 $5.3 7,347.2% Unpaid Principal Balance $4,833.5 $4,587.4 5.4% Weighted Average Loan Risk Rating 3.1 3.1 - Average Loan Size (by Commitment) $85.8 $85.9 (0.1%) Weighted Average Coupon Rate LIBOR + 3.23% LIBOR + 3.19% 1.3% Weighted Average LIBOR Floor 1.44% 1.64% (12.2%) Weighted Average LTV 66.7% 65.9% 1.2% MSA Concentrations (Top 25 / Top 10) 85.7% / 55.5% 86.8% / 60.8% (1.3%) / (8.7%) Property Type % of Loan Portfolio, by Commitment Loan Maturities by Commitment ($ in Millions) Life Science 2.9% Life Science 8.9% 52.9% 55.2% Loan Portfolio TPG RE Finance Trust, Inc.| 2Q2021 1

$0.40 Operating Performance and Dividend Coverage Operating Performance 1. See Appendix for definitions 2. Please refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings 3. Calculated on Net Income (Loss) Attributable to Common Stockholders Operating Performance¹ ($ in millions) 2Q21 1Q21 4Q20 Net Income (Loss) $32.4 $32.0 $14.6 Net Income (Loss) Attributable to Common Stockholders ($21.0) $24.2 $6.6 Distributable Earnings2 $21.9 $21.7 $11.7 Cash Dividends Declared on Common Shares $15.5 $15.5 $15.5 Special Cash Dividend Declared on Common Shares - - $14.0 Total Cash Dividends Declared on Common Shares $15.5 $15.5 $29.5 Ratio of Distributable Earnings2 to Common Dividend (Quarter Ended June 30, 2021) Cash Dividends Declared Distributable Earnings2 $21.9M $15.5M $0.18 = 141.0% TPG RE Finance Trust, Inc.| 2Q2021 $0.42 Earnings per Share on Net Income (Loss) ($0.27) ($0.27) 3 3 2 2

Liquidity and Leverage Available Liquidity Leverage Ratio 1. Cash held to satisfy minimum cash requirement under secured credit facility covenants 2. Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured credit agreements, and mortgage loan payable, less cash, to (ii) total stockholders’ equity, at period end 3. Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured credit agreements, and mortgage loan payable, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Note: Totals may not sum due to rounding 2 12/31/2020 3 1 3/31/2021 $53.8 TPG RE Finance Trust, Inc.| 2Q2021 Decrease driven by full utilization of the $308.9M FL4 Ramp during 2Q21

Book Value Walk 2Q 2021 1. Does not reflect dilutive impact of 12M warrants held by an affiliate of Starwood Capital Group; book value per share reflecting pro forma dilution resulting from an assumed exercise of warrants at June 30, 2021 is $15.00 (please refer to pg 16 for additional detail) Note: Totals may not sum due to rounding CECL Reserve per Share TPG RE Finance Trust, Inc.| 2Q2021 $0.76 CECL Reserve per Share $0.72 1 1 Net Income before the impact of the 2Q21 credit loss benefit was $0.37, fully covering the $0.20 per common share dividend distribution Issuance and transaction costs related to the issuance of Series C Preferred Stock resulted in a $0.09 decrease to book value Series B Preferred Stock Redemption decreased book value per common share by $0.58: $22.5 million make-whole payment equal to the present value of all remaining dividend payments due after the redemption date through the second anniversary of the original issue date $22.5 million non-cash charge-off of the remaining unamortized discount including allocated Warrant fair value and transaction costs Credit loss benefit of $3.5 million resulted in a $0.04 increase in book value per common share for the three months ended June 30, 2021 Net Income Excluding Credit Loss Benefit Covers Common Dividend 1.85x; Covers Common and Preferred Dividend 1.32x

National, Major Market Footprint2 Lending Focused in Top 25 Markets1 Top 25 Markets Account for 85.7% of Total Loan Commitments Loan Category Geographic Diversity Diversified Loan Portfolio Property Diversity2,3 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. By total loan commitment at June 30, 2021 3. See Appendix for definitions 2,3 Loan Portfolio: $5.3 billion commitments | $4.8 billion UPB Loan Type: First Mortgage 99.3% | Mezzanine Loan 0.7% Weighted Average Interest Rate: LIBOR plus 3.2% Weighted Average LTV: 66.7% 2,3 Fixed vs. Floating CA 21.9% NY 16.1% TX 11.2% PA 6.8% FL 9.9% NC 4.3% GA 4.2% MI 3.9% NJ 3.1% VA 4.2% MA 1.2% MO 2.4% IL 1.7% LA 1.2% HI 0.8% KY 0.7% MD 3.8% Construction Bridge 25.7% IN 0.9% OH 1.7% TPG RE Finance Trust, Inc.| 2Q2021

Multifamily and Office Loan Overview Office Office loans represent 52.8% of the Company’s total commitments at June 30, 2021 16.8% of Office Portfolio is Life Science Related1 96.3% in Top 25 US MSAs / 65.1% in Top 10 65.8% Weighted Average LTV1 $108.2M Average Loan Size 100% Interest Collections in 2Q21 Multifamily 1. See Appendix for definitions, including Life Science and LTV Note: The foregoing represent a select sample of TRTX investments and may not be representative of all TRTX investments TPG RE Finance Trust, Inc.| 2Q2021 Office loans represent 22.3% of the Company’s total commitments at June 30, 2021 67.7% in Top 25 US MSAs / 30.2% in Top 10 67.7% Weighted Average LTV1 $74.3M Average Loan Size 100% Interest Collections in 2Q21

Loan Originations 2Q21 Investment Highlights1 Closed 9 first mortgage loans Total commitments of $752.5M Initial fundings of $597.0M Average loan size of $83.6M 100% floating rate Weighted average interest rate of L + 3.48% Weighted average LIBOR floor of 22 bps Weighted Average LTV of 67.3% 77.5% of 2Q21 originations in top 25 MSAs 2Q21 Originations as Compared to Total Portfolio TPG RE Finance Trust, Inc.| 2Q2021 Geographic Diversity as % of Total Commitments 2Q21 Originations Total Portfolio 2 1. See Appendix for definitions, including LTV and Life Science 2. Includes Condominium and Retail properties totaling 1.0% of total loan portfolio (0.4% and 0.6%, respectively)

Select 2Q21 Loan Originations Multifamily Office (Life Science) Multifamily $47.0M $215.0M $122.5M St. Petersburg, FL Bay Area, CA Towson, MD 211-unit multifamily building, 280-space covered parking garage and 7,500 SF of retail 384K SF, 9-story Class A office building and adjacent parking structure, which will be partially converted (~67%) to life science use One 15-story Class B multifamily tower, 35 garden-style apartment buildings, and 1,187-surface parking spaces Refinance construction loan Burn-off concessions incurred during lease-up (construction completed in Aug. 2020) Lease vacant retail space Acquisition, base building CapEx plan, conversion of a portion of the traditional office to life science, and lease-up of converted space Complete renovations and realize rent premiums 74.8% / 4.0% 63.1% / 1.5% 70.2% / 6.0% Bridge Moderate Transitional Bridge April 2021 May 2021 May 2021 Commitment Location Collateral Borrower Business Plan LTV / In-Place Debt Yield(1),(2) Loan Category(1) Property Photos Investment Date 1. See Appendix for definitions, including LTV and Loan Category 2. In-place debt yield for loans originated during 2Q21 is defined as the ratio of in-place net cash flow (annualized) divided by the initial funding amount, both as of the closing date TPG RE Finance Trust, Inc.| 2Q2021

Risk Ratings 1. See Appendix for a description of the Company’s Loan Risk Rating scale and definition of Loan Category 2. Includes a single sponsor relationship with common control of 4 loans with total amortized cost of $23.0 million 3. Includes an amendment and assumption of existing office loan; treated as a new origination and extinguishment under GAAP 4. Includes conversion of one first mortgage loan to Real Estate Owned with an amortized cost of $112.0M 5. CECL reserve recorded upon adoption on January 1, 2020, which is reflected as a direct charge to retained earnings on our consolidated balance sheet Note: Totals may not sum due to rounding Stable Risk Ratings1 Risk Ratings Migration1 $58.7 $0.0 Risk Ratings – 6/30/2021 By Amortized Cost ($ in Millions) Total: $4,825.9 Loan Count: 62 4 49 8 $83.0 $59.3 $62.8 By Amortized Cost Start of Period 2.9 3.2 3.1 3.1 3.1 3.1 Repayments/ Sales 2.7 5.0 3.0 3.04 – 3.1 Originations 3.0 N/A 3.03 N/A 3.0 2.9 End of Period 3.2 3.1 3.1 3.1 3.1 3.1 By Amortized Cost Risk Ratings Migration1 $58.8 CECL Reserve Walk ($ in Millions) $59.3M $58.7M $62.8M $58.8M Trailing 4 Quarter Average: 113 bps of Total Loan Commitment $55.3M CECL Reserve bps of Total Loan Commitments 5 TPG RE Finance Trust, Inc.| 2Q2021 2 $83.0M

2Q21 Interest Collections Loan Performance PIK Interest TTM ($ in Thousands) 99.3% interest collections during 2Q21, including PIK interest of 1.1% 1. Loan defaulted in 4Q20 2. Based on Portfolio UPB at June 30, 2021 3. See Appendix for definitions of Economic and Non-Economic Modifications 4. Includes the write-off of outstanding PIK interest associated with the sale of one hotel loan TPG RE Finance Trust, Inc.| 2Q2021 Outstanding Loan Modifications at 6/30/20212 Economic3 16% Non-Economic3 5% Borrowers infused approximately $1.4 million to replenish reserves in connection with loans modified in 2Q21 4

Loan Financing Overview 1. Omits the impact of LIBOR floors on approximately 6% of our financing 2. Based on extended maturity dates where ability to extend is at Company’s option 3. Reflects the extension in August 2021 of our $250 million secured credit facility with Goldman Sachs from August 19, 2021 to August 19, 2022, with two additional one-year extensions at our option, provided the secured credit facility is not in default Note: Totals may not sum due to rounding Loan Financing Arrangements as of June 30, 2021 Total loan portfolio financing capacity of $6.0 billion with $2.3 billion of current availability Weighted average cost of funds of LIBOR plus 1.68%1 Financing Utilization Lengthened Maturity of Outstanding Borrowings2 2.54x 2.64x Secured Credit Agreements Secured Credit Agreements Usage Available 3.38x 3.49x $249.5M Non-Mark-to-Market Mark-to-Market Secured Credit Agreements Secured Credit Agreements 81.9% TPG RE Finance Trust, Inc.| 2Q2021 Secured Credit Agreement Non-Consolidated Senior Interest s $2,200.6 M 18.1% 3

Capital Structure Overview $50.0 (1%) $2,835.9 (55%) $694.1 (13%) $194.4 (4%) $1,242.8 (24%) Series C Preferred Stock Mortgage Loan Payable Collateralized Loan Obligations Secured Credit Agreements (MTM) Common Equity at Book Value ($ in millions) Maximum Capacity Maximum Capacity Maximum Capacity W.A. Approved Advance Rate Look-Through LTV W.A. Cost of Funds W.A. Maturity Outstanding at 6/30/21 Secured Credit Agreements (MTM) $3,239.5 $3,152.9 $2,894.8 72.7% 48.2% 1.72% Oct 20231 $694.1 Secured Credit Agreement (Non-MTM) $249.5 58.7% 38.7% 4.50% Oct 20252 $169.1 Total Secured Credit Agreements $6,107.5 $5,988.8 $3,144.3 70.3% 47.6% 2.27% $863.2 Collateralized Loan Obligations $2,868.0 $2,835.9 $2,835.9 82.3% 55.9% 1.51% Nov 20363 $2,835.9 Total Loan Portfolio Financing $6,107.5 $5,988.8 $5,980.2 78.8% 52.6% 1.68% $3,699.1 Mortgage Loan Payable4 $50.0 $50.0 $50.0 N/A N/A 4.50% Dec 20225 $50.0 Series C Preferred Equity Series C Cumulative Redeemable Preferred Stock 6.25%6 $194.4 Common Equity Book Value per share as of 6/30/21 $16.03 Shares of Common Stock Outstanding (in millions) 77.1 Total Equity $1,437.2 Total Capitalization $5,186.3 Capital Stack Composition Capital Structure Detail ($ in millions) 1. Weighted average term to extended maturity of the 7 secured credit facilities, assuming all extension options and term-out provisions are exercised 2. Represents extended maturity 3. Represents weighted average legal maturity date 4. Finances one Real Estate Owned asset with carrying value of $99.2M 5. Represents extended maturity date; initial maturity date is December 15, 2021 6. Represents fixed rate dividend TPG RE Finance Trust, Inc.| 2Q2021 $169.1 (3%) Secured Credit Agreement (Non-MTM)

Overview of Preferred Stock Issuance and Redemption Issuer TPG RE Finance Trust Inc. (“TRTX” or the “Company”) Security Series C Cumulative Redeemable Preferred Stock (“Series C Preferred”) Offering Size $201.25 million, including 15% overallotment option exercised by underwriters Liquidation Preference $25.00 per share Dividend Rate 6.25% per annum, payable March/June/September/December; first dividend payment date is September 30, 2021 Optional Redemption Redeemable at the Company’s option five years from the date of original issuance, for cash at $25.00 per share plus accrued and unpaid dividends. Redeemable at par plus accrued in the event of a change of control Listing NYSE, under the symbol “TRTX PRC” Credit Rating BBB (Egan-Jones)1 Use of Proceeds Redeem, in tandem with balance sheet cash, the $225.0 million 11% Series B Cumulative Redeemable Preferred Stock, plus make whole premium and related costs Source of Funds Net proceeds of $194.4 million from the issuance of Series C Preferred Stock2 $53.1 million of balance sheet cash Use of Funds $225.0 million to redeem Series B at par $22.5 million make-whole Payment equal to PV of forgone dividend stream from July 1, 2021 through May 28, 2022 Non-Cash Items One-time, non-cash charge-off of unamortized allocated value of the still-outstanding 12 million warrants granted to the Series B preferred stockholder: $11.3 million One-time, non-cash charge-off of the unamortized transaction costs of the Series B transaction: $11.2 million $201.25 Million Offering of Series C Preferred Stock Redemption of Series B Preferred Stock Combined impact of cash and non-cash redemption charges on book value per share of $0.583 1. A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating should be evaluated independently of any other rating 2. Net of transaction costs (including underwriting discount and commissions) 3. Based on common shares outstanding at June 30, 2021 4. TRTX stock price at June 30, 2021 5. Proforma settlement assuming warrants are exercised at June 30, 2021 stock price TPG RE Finance Trust, Inc.| 2Q2021 Dilutive Impact of Outstanding Warrants – at June 30, 2021 Common Shares Outstanding, Basic 77,089,125 Market Price $13.454 - Warrant Strike Price $7.50 Gain per Warrant $5.95 × Total Outstanding Warrants 12,000,000 Aggregate Gain $71,400,000 ÷ Market Price $13.454 Net Shares Settled5 5,308,550 Common Shares Outstanding, Diluted 82,397,675 Diluted Book Value per Share $15.00 (B) (A) (A) + (B)

Interest Rate Sensitivity LIBOR $ Impact per Share per Quarter1 100% of the loan portfolio is indexed to one-month USD LIBOR Loan portfolio benefits from low rates due to high in-place LIBOR floors on loans; weighted average LIBOR floor is 1.44% 84% of the loan portfolio is subject to a LIBOR floor of 0.50% or greater Approximately 6% of loan portfolio financing outstanding is subject to an index rate floor greater than 0.0%2 1. Based on loan portfolio composition as of June 30, 2021 2. On June 15, 2021, the benchmark index interest rate for bondholders under FL3 was converted from LIBOR to the Compounded Secured Overnight Financing Rate (“SOFR”) plus a benchmark replacement adjustment of 11.448 basis points LIBOR at 3/31/2020 0.99% LIBOR at 6/30/2020 0.16% LIBOR at 9/30/2020 0.15% LIBOR at 12/31/2020 0.14% LIBOR at 6/30/2021 0.10% TPG RE Finance Trust, Inc.| 2Q2021 LIBOR at 3/31/2021 0.11%

Appendix

TRTX Loan Portfolio Loan Name TRTX Loan Commitment1 TRTX Loan Balance2 Interest Rate Extended Maturity Location Property Type Commitment Per Sq. ft. / Unit LTV3 Loan 1 $300.8 $290.2 L+ 1.6% 3.2 years New York, NY Office $594 Sq. ft. 65.2% Loan 2 $223.0 $173.0 L+ 3.4% 3.1 years Brookhaven (Atlanta), GA Office $214 Sq. ft. 61.4% Loan 3 $215.0 $120.7 L+ 3.9% 4.9 years Daly City, CA Office $545 Sq. ft. 63.1% Loan 4 $210.0 $185.3 L+ 3.6% 2.5 years Detroit, MI Office $217 Sq. ft. 59.8% Loan 5 $206.5 $205.0 L+ 2.9% 2.5 years Various, FL Multifamily $181,299 / Unit 76.6% Loan 6 $200.0 $197.0 L+ 2.9% 3.2 years New York, NY Office $904 Sq. ft. 65.2% Loan 7 $190.0 $185.8 L+ 2.7% 2.0 years Philadelphia, PA Office $177 Sq. ft. 73.6% Loan 8 $173.3 $167.2 L+ 4.3% 1.3 years Philadelphia, PA Office $213 Sq. ft. 72.2% Loan 9 $165.0 $165.0 L+ 3.8% 1.4 years Charlotte, NC Hotel $235,714 / Unit 65.5% Loan 10 $165.0 $161.9 L+ 3.8% 1.7 years Various, NJ Multifamily $132,850 / Unit 78.4% Loans 11 – 62 $3,269.7 $2,982.4 L + 3.3%4 3.0 years     65.8% Total Loan Portfolio $5,318.3 $4,833.5 L + 3.2%4 2.9 years 66.7% 1. Represents TRTX’s potential maximum loan commitment/balance 2. Represents TRTX’s current loan balance and excludes third party pari passu and junior positions in the same capital structure, if any 3. See Appendix for definitions, including definition of LTV 4. Represents the weighted average interest rate as of June 30, 2021 which are all floating rate loans; Interest rate includes LIBOR plus the loan credit spread at June 30, 2021 Note: As of June 30, 2021; Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform $ Millions TPG RE Finance Trust, Inc.| 2Q2021

Per Share Calculations Reconciliation of Net Income Attributable to Common Stockholders and Distributable Earnings Three Months Ended (unaudited) June 30, 2021 March 31, 2021 Net Income (Loss) $32,391 $31,955 Preferred Stock Dividends1 (6,799) (6,124) Participating Securities' Share in Earnings (Loss) (148) (146) Series B Preferred Stock Redemption Make-Whole Payment2 (22,485) - Series B Preferred Stock Accretion and Write-off of Discount, including Allocated Warrant Fair Value and Transaction Costs3 (23,997) (1,452) Net (Loss) Income Attributable to Common Stockholders ($21,038) $24,233 Weighted-Average Common Shares Outstanding, Basic 76,899,270 76,895,615 Weighted-Average Common Shares Outstanding, Diluted 76,899,270 80,673,236 (Loss) Earnings Per Common Share, Basic ($0.27) $0.32 (Loss) Earnings Per Common Share, Diluted ($0.27) $0.30 Series B Preferred Stock Redemption Make-Whole Payment 22,485 - Series B Preferred Stock Write-off of Discount, including Allocated Warrant Fair Value and Transaction Costs 22,489 - Non-Cash Stock Compensation Expense 1,393 1,456 Credit Loss (Benefit) Expense4 (3,478) (4,038) Distributable Earnings $21,851 $21,651 Weighted-Average Common Shares Outstanding, Basic 76,899,270 76,895,615 Weighted-Average Common Shares Outstanding, Diluted 81,875,946 80,673,236 Distributable Earnings per Common Share, Basic $0.28 $0.28 Distributable Earnings per Common Share, Diluted $0.27 $0.27 1. Includes preferred stock dividends declared and paid for Series A and Series B preferred stock shares outstanding for the three and six months ended June 30, 2021 and 2020, and undeclared dividends for Series C cumulative redeemable preferred stock shares outstanding of $0.6 million for the three months ended June 30, 2021. 2. Represents the make-whole payment to the Series B Preferred shareholders for an amount equal to the present value of all remaining dividend payments due on such share of Series B Preferred Stock from and after such redemption date (and not including any declared or paid dividends or accrued dividends prior to such redemption date) through the second anniversary of the original issue date, computed in accordance with the terms of the Articles Supplementary. 3. Series B Preferred Stock Accretion and Write-off of Discount, including Allocated Warrant Fair Value and Transaction Costs includes amounts recorded as deemed dividends and the write-off of unamortized transaction costs and the unaccreted portion of the allocated Warrant fair value related to the Company’s Series B Preferred Stock. For the three months ended June 30, 2021, the write-off of unamortized transaction costs and unaccreted allocated Warrant fair value was $22.5 million. 4. Credit Loss (Benefit) Expense for the three months ended June 30, 2021 excludes the impact of a $1.6 million loss on sale of a first mortgage loan. TPG RE Finance Trust, Inc.| 2Q2021 The following tables provide a reconciliation of GAAP net income to GAAP net income attributable to common stockholders and Distributable Earnings (in thousands, except share and per share data): Book Value Per Common Share For the Period Ended (unaudited) June 30, 2021 March 31, 2021 Dec 31, 2020 Sep 30, 2020 Total Stockholders’ Equity and Temporary Equity $1,437,191 $1,478,231 $1,466,451 $1,486,001 Series C Preferred Stock 201,250 - - - Series B Preferred Stock - 201,003 199,551 198,152 Series A Preferred Stock 125 125 125 125 Stockholders’ Equity, Net of Preferred Stock 1,235,816 1,277,103 1,266,775 $1,287,724 Number of Common Shares Outstanding at Period End 77,089,125 76,897,102 76,787,006 76,757,761 Book Value per Common Share $16.03 $16.61 $16.50 $16.78

ASSETS June 30, 2021 December 31, 2020 Cash and Cash Equivalents $239,743 $319,669 Restricted Cash 828 — Accounts Receivable 755 785 Collateralized Loan Proceeds Held at Trustee 53,832 174 Accounts Receivable from Servicer/Trustee 2,439 418 Accrued Interest and Fees Receivable 29,461 27,391 Loans Held for Investment 4,825,890 4,516,400 Allowance for Credit Losses (51,941) (59,940) Loans Held for Investment, net (includes $1,354,085 and $2,259,467 pledged as collateral under secured revolving repurchase and secured credit agreements) 4,773,949 4,456,460 Real Estate Owned 99,200 99,200 Other Assets 2,789 4,646 Total Assets $5,202,996 $4,908,743 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Accrued Interest Payable 2,774 $2,630 Accrued Expenses and Other Liabilities 11,311 14,450 Secured Credit Agreements (net of deferred financing costs of $4,571 and $8,831) 858,640 1,514,028 Collateralized Loan Obligations (net of deferred financing costs of $14,654 and $9,192) 2,821,233 1,825,568 Mortgage Loan Payable (net of deferred financing costs of $712 and $853) 49,288 49,147 Payable to Affiliates 5,738 5,570 Deferred Revenue 1,321 1,418 Dividends Payable 15,500 29,481 Total Liabilities $3,765,805 $3,442,292 Commitments and Contingencies Temporary Equity: Series B Cumulative Redeemable Preferred Stock ($0.001 par value per share; 0 and 13,000,000 shares authorized; 0 and 9,000,000 shares issued and outstanding), net - 199,551 Permanent Equity: Series A Preferred Stock ($0.001 par value per share; 100,000,000 shares authorized; 125 and 125 shares issued and outstanding) — — Series C Preferred Stock ($0.001 par value per share; 8,050,000 shares authorized; 8,050,000 and 0 shares issued and outstanding, respectively) ($201,250 aggregate liquidation preference) 8 Common Stock ($0.001 par value per share; 302,500,000 and 302,500,000 shares authorized, respectively; 77,089,125 and 76,787,006 shares issued and outstanding, respectively) 77 77 Additional Paid-in-Capital 1,708,972 1,559,681 Accumulated Deficit (271,866) (292,858) Total Stockholders' Equity 1,437,191 1,266,900 Total Permanent Equity 1,437,191 1,266,900 Total Liabilities and Stockholders' Equity 5,202,996 $4,908,743 All amounts in thousands except share and per share amounts Consolidated Balance Sheets TPG RE Finance Trust, Inc.| 2Q2021

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (unaudited) Three Months Ended June 30,   INTEREST INCOME 2021 2020 Interest Income $61,915 $70,051 Interest Expense (22,017) (25,865) Net Interest Income 39,898 44,186 OTHER REVENUE Other Income, net 157 119 Total Other Revenue 157 119 OTHER EXPENSES Professional Fees 1,137 4,036 General and Administrative 1,081 860 Stock Compensation Expense 1,393 1,686 Servicing and Asset Management Fees 328 261 Management Fee 5,344 5,115 Incentive Management Fee — — Total Other Expenses 9,283 11,958 Securities Impairments — 96 Credit Loss Benefit (Expense) 1,852 10,546 Income (Loss) Before Income Taxes 32,624 42,989 Income Tax Expense, net (233) (61) Net Income (Loss) $32,391 $42,928 Preferred Stock Dividends and Participating Securities Share in Earnings (Loss) (6,947) (2,380) Series B Preferred Stock Redemption Make-Whole Payment (22,485) - Series B Preferred Stock Accretion and Write-off of Discount, including Allocated Warrant Fair Value and Transaction Costs (23,997) (433) Net (Loss) Income Attributable to Common Stockholders ($21,038) $40,105 Earnings (Loss) per Common Share, Basic ($0.27) $0.52 Earnings (Loss) per Common Share, Diluted ($0.27) $0.52 Weighted Average Number of Common Shares Outstanding Basic: 76,899,270 76,644,038 Diluted: 76,899,270 76,644,038 Dividends Declared per Common Share $0.20 $0.20 OTHER COMPREHENSIVE INCOME Net Income (Loss) $32,391 $42,928 Unrealized Loss on Available-for-Sale Debt Securities — (77) Comprehensive Net Income (Loss) $32,391 $42,851 TPG RE Finance Trust, Inc.| 2Q2021

Cash Flows from Operating Activities: June 30, 2021 June 30, 2020 Net Income (Loss) $64,347 ($189,862) Adjustment to Reconcile Net Income to Net Cash Provided by Operating Activities: Amortization and Accretion of Premiums, Discounts and Loan Origination Fees, net (3,775) (5,627) Amortization of Deferred Financing Costs 7,644 6,539 Increase in Capitalized Accrued Interest 548 (550) Stock Compensation Expense 2,849 3,087 Loss on Sales of Loans Held for Investment, net 1,626 13,773 Loss on Sales of CRE Debt Securities, net - 203,397 (Benefit) Allowance for Credit Loss Expense (7,515) 39,029 Cash Flows Due to Changes in Operating Assets and Liabilities: Accounts Receivable 30 2,308 Accrued Interest Receivable (2,051) (1,078) Accrued Expenses and Other Liabilities (4,716) 1,414 Accrued Interest Payable 146 (3,212) Payable to Affiliates 167 1,505 Deferred Fee Income (97) (15) Other Assets 1,857 (31) Net Cash Provided by Operating Activities $61,060 $70,677 Cash Flows from Investing Activities: Origination of Loans Held for Investment (631,408) (351,650) Advances on Loans Held for Investment (73,136) (123,692) Principal Repayments of Loan Held for Investment 282,583 333,715 Sales of Loans Held for Investment 58,374 5,295 Purchase of Available-for-Sale CRE Debt Securities - (168,888) Sales and Principal Repayments of Available-for-Sale CRE Debt Securities - 766,437 Net Cash Used in Investing Activities ($363,587) $461,217 Cash Flows from Financing Activities: Payments on Collateralized Loan Obligations (36,373) - Proceeds from Collateralized Loan Obligations 1,037,500 - Proceeds from Issuance of Series C Cumulative Redeemable Preferred Stock 201,250 - Payments on Secured Financing Agreements – Loan Investments (868,083) (606,265) Proceeds from Secured Financing Agreements – Loan Investments 208,435 695,250 Payments on Secured Financing Agreements – CRE Debt Securities - (824,920) Proceeds from Secured Financing Agreements – CRE Debt Securities - 132,122 Payment of Deferred Financing Costs (8,119) (1,769) Series B Preferred Stock Redemption Make-Whole Payment (22,485) - Series B Preferred Stock Redemption at Par Value (225,000) - Proceeds from Issuance of Series B Preferred Stock - 210,598 Proceeds from Issuance of Warrants to Purchase Common Stock - 14,402 Proceeds from Issuance of Common Stock - 12,895 Dividends Paid on Common Stock (44,998) (32,551) Dividends Paid on Class A Common Stock - (284) Dividends Paid on Preferred Stock (12,338) (2,256) Payment of Equity Issuance and Equity Distribution Agreement Transaction Costs (6,360) (12,365) Net Cash Provided by Financing Activities $223,429 ($415,143) Net Change in Cash, Cash Equivalents, and Restricted Cash (79,098) 116,751 Cash, Cash Equivalents, and Restricted Cash at Beginning of Period 319,669 79,666 Cash, Cash Equivalents, and Restricted Cash at End of Period $240,571 $196,417 Supplemental Disclosure of Cash Flow Information: Interest Paid $34,526 $60,995 Taxes Paid 973 5 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Principal Repayments of Loans Held for Investment Held by Servicer/Trustee, net $55,872 $80,205 Accrued Equity Issuance and Transaction Costs 506 3,035 Dividends Declared, not paid 15,500 48,669 Change in Accrued Deferred Financing Costs 587 937 Unrealized Loss on Available-for-Sale CRE Debt Securities - (1,051) Consolidated Statements of Cash Flows All amounts in thousands Three Months Ended (Unaudited) TPG RE Finance Trust, Inc.| 2Q2021

Definitions We use Distributable Earnings to evaluate our performance excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan investment and operating activities. Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss) attributable to our common stockholders, including realized gains and losses, regardless of whether such items are included in other comprehensive income or loss, or in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization expense, (iii) unrealized gains (losses), and (iv) certain non-cash or income and expense items included in GAAP net income (loss) during the applicable reporting period. The exclusion of depreciation and amortization expense from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. We believe that Distributable Earnings provides meaningful information for our investors to consider in addition to our net income (loss) and cash flow from operating activities determined in accordance with GAAP. We made an election to be taxed as a REIT for U.S. federal income tax purposes, commencing with our initial taxable year ended December 31, 2014. Annually, we generally must distribute at least 90% of our net taxable income, subject to certain adjustments and excluding any net capital gains, for us to qualify as a REIT for U.S. federal income tax purposes. To the extent that we satisfy this distribution requirement but distribute less than 100% of our net taxable income, we will be subject to U.S. federal income tax on our undistributed taxable income. One of the primary reasons investors purchase our common stock is to receive our dividends. Over time, Distributable Earnings has been a useful indicator of our distribution policy and dividends per common share. Because of our investors’ focus on dividends, Distributable Earnings and net taxable income are important measures considered by us in determining dividends per common share. In assessing the impact of our allowance for credit losses on our Distributable Earnings, we determined that, consistent with our accounting policy for the measurement of credit losses, the fact that credit losses only impact our taxable income when such credit losses are realized, and our stakeholders’ view of realized loan losses, the recognition of our credit loss provision or reversals of our credit loss provision should be included in unrealized gains, losses or other non-cash items as referenced above, but only to the extent that our credit loss provision exceeds any realized credit losses during the applicable reporting period. A loan will be written off as a realized loss when it is deemed non-recoverable upon a realization event and is generally recognized at the time the loan receivable is settled, transferred or exchanged, or in the case of foreclosure, when the underlying property is foreclosed upon or sold based on the facts and circumstances of the underlying transaction. Non-recoverability may also be concluded by us if, in our determination, it is nearly certain that all amounts due will not be collected. A realized loss may equal the difference between the cash or consideration received or expected to be received, and the net book value of the loan, reflecting our economics as it relates to the ultimate realization of the asset. Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings TPG RE Finance Trust, Inc.| 2Q2021

Definitions (cont.) Fundings to borrowers that are made under existing loan commitments after loan closing date Deferred Fundings Geographic Diversity TRTX provides herein additional detail by splitting the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021 follows (dollars in millions): Region Form 10-Q Reclassification Supplemental % Total Commitment East $2,101.5 $41.9 $2,143.4 40.3% South 1,358.0 (1,358.0) - - West 1,207.0 - 1,207.0 22.7% Midwest 563.7 - 563.7 10.6% Various 88.1 (88.1) - - Southeast - 747.2 747.2 14.0% Southwest - 657.0 657.0 12.4% Total $5,318.3 $- $5,318.3 100.0% Note: Totals may not sum due to rounding TPG RE Finance Trust, Inc.| 2Q2021 Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest) as of June 30, 2021, divided by the as-is appraised value of our collateral at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) Debt-to-Equity - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured credit agreements, and mortgage loan payable, less cash, to (ii) total stockholders’ equity, at period end Total Leverage - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured credit agreements, and mortgage loan payable, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage

Definitions (cont.) TPG RE Finance Trust, Inc.| 2Q2021 Bridge/Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category Modifications Economic modifications typically consist of one or more of the following: partial repayments of principal; equity contributions; repurposing of reserves; deferred PIK interest agreements; and adjustments to debt yield thresholds or other conditions precedent to a loan extension Non-economic modifications may consist of the extension of milestones, budget re-allocations, and/or short-term extensions to enable near-term resolution of the loan Non-Consolidated Senior Interest TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third-party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on our balance sheet. When we create structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third-party, we retain on our balance sheet a mezzanine loan

Definitions (cont.) TPG RE Finance Trust, Inc.| 2Q2021 Property Types Mixed-Use: TRTX classifies a loan as mixed-use if the property securing TRTX’s loan (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income Life Science: TRTX classifies a loan as life science if more than 60% of the gross leasable area is leased to, or will be converted to, life science-related space. Life science-related space includes laboratory space, office space, or allied light manufacturing space used in support of biotechnology, pharmaceuticals, biomedical technologies, life systems technologies, and the design and manufacture of biomedical technology. Property Type Form 10-Q Reclassification Supplemental % Total Commitment Office $2,811.9 ($472.6) $2,339.3 44.0% Life Science - 472.6 472.6 8.9% Multifamily 1,188.6 - 1,188.6 22.3% Hotel 673.0 - 673.0 12.7% Mixed-Use 588.7 - 588.7 11.1% Retail 33.0 - 33.0 0.6% Condominium 23.0 - 23.0 0.4% Total $5,318.3 $- $5,318.3 100.0% Note: Totals may not sum due to rounding TRTX provides herein additional detail by splitting the Office property category into separate Office – Traditional and Office – Life Science Categories. A reconciliation to TRTX’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021 follows (dollars in millions):

Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Bob Foley Chief Financial Officer +1 (212) 430-4111 bfoley@tpg.com Investor Relations: +1 (212) 405-8500 IR@tpgrefinance.com Media Contact: TPG RE Finance Trust, Inc. Courtney Power +1 (415) 743-1550 media@tpg.com Analyst Coverage BTIG Tim Hayes +1 (212) 738-6199 Citigroup Securities Arren Cyganovich +1 (212) 816-3733 JMP Securities Steven DeLaney +1 (212) 906-3517 JP Morgan Richard Shane +1 (415) 315-6701 Raymond James Stephen Laws +1 (901) 579-4868 Wells Fargo Donald Fandetti +1 (212) 214-8069 Transfer Agent American Stock Transfer & Trust Company, LLC +1 (800) 937-5449 help@astfinancial.com TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset firm TPG. For more information regarding TRTX, visit www.tpgrefinance.com. TPG RE Finance Trust, Inc.| 2Q2021